EXHIBIT 10.25

2002 SHORT-TERM INCENTIVE PLAN

Background

At its meeting on February 20, 2002, the Nominating and Compensation Committee reviewed and approved the 2002 Short-Term Incentive Plan (STIP) for officers of PG&E Corporation and each subsidiary. The structure (Appendix A) establishes the weighting of corporate earnings per share (EPS), subsidiary EPS, and other performance factors for officers, including the credit ratings for PG&E National Energy Group, Inc. and its subsidiary, PG&E Energy Trading Holdings Corporation (Appendix B).

ATTACHMENT A

REVISED 2002 SHORT-TERM INCENTIVE PLAN STRUCTURE

Officer Group	Award Component	Weight	Performance Measures
PG&E Corporation	Corporate Financial Performance	50%	Corporate EPS from operations
	Credit Rating	50%	Credit rating of PG&E National Energy Group
President and CEO – Pacific Gas and Electric Company	Corporate Financial Performance	50%	Corporate EPS from operations
	Subsidiary Performance	50%	Respective subsidiary contribution to corporate EPS from operations
President and CEO – PG&E National Energy Group	Credit Rating	50%	Credit rating of PG&E National Energy Group
	Corporate Financial Performance	25%	Corporate EPS from operations
	Subsidiary Financial Performance	25%	Respective subsidiary contribution to corporate EPS from operations
Pacific Gas and Electric Company	Corporate Financial Performance	25%	Corporate EPS from operations
	Subsidiary Financial Performance	50–75%	Respective subsidiary contribution to corporate EPS from operations
	Subsidiary Operational Performance	0–25%	Financial, operating, and service measures determined by subsidiary CEO
PG&E National Energy Group	Credit Rating	50%	Credit rating of PG&E National Energy Group
	Corporate Financial Performance	25%	Corporate EPS from operations
	Subsidiary Financial Performance	0–25%	Respective subsidiary contribution to corporate EPS from operations
	Subsidiary Operational Performance	0–25%	Financial, operating, and service measures determined by subsidiary CEO

ATTACHMENT B
2002 STIP: CREDIT RATING PERFORMANCE MEASURE

Payout Level	Score	Performance Measure
Maximum	2.00	Increase in either credit rating agency’s rating for PG&E National Energy Group or Energy Trading; the other credit ratings remain unchanged.
Above Target	1.75	Both agencies’ credit ratings unchanged for PG&E National Energy Group and PG&E Energy Trading
Target	1.00	Both agencies’ credit ratings at investment grade for PG&E National Energy Group and PG&E Energy Trading
Threshold	0.50	Both agencies’ credit ratings at investment grade for PG&E National Energy Group or PG&E Energy Trading
No Payout	0.00	Both agencies’ credit ratings at below investment grade for PG&E National Energy Group and PG&E Energy Trading

The agencies referred to above are Standard and Poor’s and Moody’s credit rating agencies.